UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2022

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 15, 2022, ImmuCell Corporation (the “Company”) entered into a second amendment to its lease from TVP, LLC of Falmouth, Maine for property at 175 Industrial Way in Portland, Maine that was originally entered into on September 12, 2019 (the “Amended Lease”).

The original lease covers 14,300 square feet of space that is being used by the Company primarily for its formulating, filling and assembly operations related to the First Defense® product line. The Amended Lease expands the building on the leased premises by an additional 15,400 square feet for a total of 29,700 square feet. The new space is intended to be used by the Company for additional freeze-drying capacity, cold storage and warehousing for the First Defense® product line. Construction of the new building shell has been initiated by the landlord.

The original term of the lease that was set to expire on February 28, 2030 has been extended. The Amended Lease now expires on January 31, 2043.

Under the Amended Lease, increased monthly lease payments are set to commence on the date that is four months after the landlord receives a certificate of occupancy from the City of Portland for the building shell, which is anticipated to be on or about February 1, 2023. For the first 24 months of the extended term, total lease payments shall be $28,105 per month (of which $17,774 is attributable to the added lease space), which amounts to $11.30 per square foot per year. Lease payments are subject to a 2% increase per year for each of the third through twentieth years of the term.

The Amended Lease includes a ten-year renewal option that is exercisable at the Company’s option, with lease payments increased during the renewal term by 2.5% per year over the preceding lease year. The Amended Lease also provides the Company with the right of first refusal to purchase the property during the term of the Amended Lease.

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits relating to Item 2.03 shall be deemed to be furnished, and not filed.

99.1	Second Amendment of Lease dated August 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2022
IMMUCELL CORPORATION

	By:	/s/ Michael F Brigham
Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Second Amendment of Lease dated August 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3